UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 22, 2018 (October 22, 2018)

KLX Energy Services Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38609	36-4904146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Corporate Center Way, Wellington, Florida (Address of principal executive offices)	33414-2105 (Zip Code)

Registrant’s telephone number, including area code: (561) 383-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 22, 2018, KLX Energy Services Holdings, Inc. (the “Company”) entered into a Unit Purchase Agreement (the “Unit Purchase Agreement”) by and among the Company, KLX Energy Services LLC, a wholly-owned subsidiary of the Company, District 5 Investments, LP (“D5”), 3M Capital, Inc. (“3M”) and Marco D. Davis (“Davis” and, together with D5 and 3M, each individually, a “Seller” and, collectively, the “Sellers”) pursuant to which the Company agreed to acquire (the “Acquisition”) 100% of the outstanding units of Motley Services, LLC (“Motley”) from the Sellers for a purchase price of $139.2 million in cash, subject to certain purchase price adjustments, and $9.0 million of shares of the Company’s common stock payable to certain employees of Motley.  The shares will be issued in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Company intends to fund the cash consideration and other amounts payable in connection with the Acquisition with a portion of the proceeds from a debt financing.

In the Unit Purchase Agreement, KLX Energy Services LLC and the Sellers have made customary representations and warranties relating to their respective businesses and have agreed to customary covenants relating to the Acquisition.  Among other things, prior to the consummation of the Acquisition, the Sellers will be subject to certain business conduct restrictions with respect to the operation of Motley’s business. In addition, KLX Energy Services LLC and the Sellers have agreed to indemnify each other for losses arising from certain breaches of the Unit Purchase Agreement and for certain other matters.

The Acquisition is expected to be consummated in late October or early November 2018.  The consummation of the Acquisition is subject to certain customary closing conditions, including, among other things, (i) the absence of a material adverse effect on Motley or the ability of the Sellers to consummate the Acquisition, (ii) the expiration or termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (iii) the accuracy of the representations and warranties of the parties (generally subject to a customary material adverse effect standard (as described in the Unit Purchase Agreement) or other customary materiality qualifications), (iv) the absence of any governmental restriction on the consummation of the Acquisition and (v) material compliance by the parties with their respective covenants and agreements under the Unit Purchase Agreement.  The Unit Purchase Agreement also contains certain termination rights, including the right of either party to terminate the Unit Purchase Agreement if the consummation of the Acquisition has not occurred on or before December 21, 2018, or if the Company has not obtained any portion of the proceeds expected from a debt financing by November 15, 2018.

The foregoing description of the Unit Purchase Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the Unit Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated by reference herein.

The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Unit Purchase Agreement. However, it is not intended to provide any other factual information about the Company, Motley or their respective subsidiaries and affiliates. The Unit Purchase Agreement contains representations and warranties by each of the parties to the Unit Purchase Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the Unit Purchase Agreement were made solely for the benefit of the parties to the Unit Purchase Agreement, are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Unit Purchase Agreement instead of establishing these matters as facts, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Motley or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Unit Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

In connection with the Acquisition, the Company entered into an amendment (the “First Amendment”) to the Company’s $100 million asset-based revolving credit facility (“Credit Facility”). Among other things, the amendment permits the incurrence of indebtedness necessary to consummate the Acquisition. A copy of the First Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 1.01. The description above does not provide a complete description of the Credit Facility and is qualified in its entirety by the complete text of the Credit Facility itself.

Item 2.02 Results of Operations and Financial Condition

The Company is furnishing under this Item 2.02 certain guidance regarding its financial results for the quarter ending October 31, 2018. The information set forth in the section captioned “Recent developments—KLX Energy Services third quarter financial guidance” in Exhibit 99.1 to this Current Report is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The private placement of common stock of the Company in connection with the Unit Purchase Agreement will be undertaken in reliance upon an exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof.

Item 7.01 Regulation FD Disclosure

On October 22, 2018, the Company issued a press release to announce the Acquisition. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The Company is furnishing information included in Exhibit 99.1 that was delivered to potential investors to satisfy the Company’s public disclosure requirements under Regulation FD.

The information in this Item 7.01 of this Current Report on Form 8-K is being “furnished” pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements, including those regarding the timing and consummation of the transactions described herein, involve risks and uncertainties that may cause the Company’s actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, the ability to complete the transaction in a timely manner or at all (which may adversely affect the Company’s business), the failure to satisfy the conditions to the consummation of the transaction (including the receipt of certain governmental and regulatory approvals), adjustments to the purchase price, the ability to achieve expected synergies, the ability to achieve accretion to the Company’s earnings, revenues or other benefits expected, disruption to business relationships, operating results, and business generally of the Company and/or Motley, the ability to retain Motley employees, and the availability of debt and equity financing. Given the risks and uncertainties inherent in forward-looking statements, any of the Company’s forward-looking statements could be incorrect and investors are cautioned not to place undue reliance on any of the Company’s forward-looking statements. The actual experience and results of the Company and of Motley may differ materially from the experience and results anticipated in such statements. Factors that might cause such a difference include those discussed in the Company’s filings with the SEC, which include the Registration Statement on Form 10, filed with the Securities and Exchange Commission (the “SEC”) on August 24, 2018, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. For more information, see the sections entitled “Risk Factors” and “Special Note About Forward-Looking Statements” contained in the Company’s Form 10 and in other filings. The forward-looking statements included in this communication are made only as of the date hereof and, except as required by federal securities laws and rules and regulations of the SEC, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

Financial statements

The historical audited financial statements and related notes of Motley as of and for the years ended December 31, 2017 and 2016 are filed herewith as Exhibit 99.3 and incorporated herein by reference.

The historical unaudited financial statements and related notes of Motley as of and for the six months ended June 30, 2018 and 2017 are filed herewith as Exhibit 99.4 and incorporated herein by reference.

Pro forma financial information

The unaudited pro forma condensed combined financial statements and related notes of the Company, giving effect to the Acquisition and related transactions, as of and for the six and twelve months ended July 31, 2018, the year ended January 31, 2018 and the six months ended July 31, 2017, are filed herewith as Exhibit 99.5 and incorporated herein by reference.

Exhibits

The following exhibits are filed or furnished, as applicable, as part of this Current Report:

Exhibit No.	Description

2.1	Unit Purchase Agreement, dated as of October 22, 2018, by and among KLX Energy Services Holdings, Inc., KLX Energy Services LLC, District 5 Investments, LP, 3M Capital, Inc. and Marco D. Davis.*

10.1

First Amendment, dated as of October 22, 2018, to Credit Agreement, dated as of August 10, 2018, by and among KLX Energy Services Holdings, Inc., the Subsidiary Guarantors party thereto, the several Lenders and JPMorgan Chase Bank, N.A. as Administrative Agent and Collateral Agent.

23.1	Consent of Johnson, Miller & Co. CPA’s PC, independent registered public accounting firm to Motley Services, LLC.

23.2	Consent of FCA, Certified Public Accountants, PLLC, independent registered public accounting firm to Motley Services, LLC.

99.1	Certain excerpts from information being delivered to potential investors.**

99.2	Press Release of KLX Energy Services Holdings, Inc., dated as of October 22, 2018, announcing the Acquisition.**

99.3	The audited financial statements and related notes of Motley Services, LLC as of and for the years ended December 31, 2017 and 2016.

99.4	The unaudited condensed financial statements and related notes of Motley Services, LLC as of and for the six months ended June 30, 2018 and 2017.

99.5

Unaudited pro forma condensed combined financial statements and related notes of KLX Energy Services Holdings, Inc., giving effect to the Acquisition and related transactions, as of and for the six and twelve months ended July 31, 2018 and for the year ended January 31, 2018.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a copy of any omitted schedule to the SEC upon request.

**	Furnished and not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2018

KLX ENERGY SERVICES HOLDINGS, INC.

By:	/s/ Thomas P. McCaffrey
	Name:	Thomas P. McCaffrey
	Title:	Senior Vice President and Chief Financial Officer